Lord Abbett

Affiliated Fund


SEMI-ANNUAL REPORT FOR THE SIX MONTHS ENDED APRIL 30, 2000

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Helping you prepare for tomorrow, today


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

Lord Abbett Affiliated Fund Building Investor Confidence Since 1934
A Tradition of
Value
Investing

     Affiliated's history highlights the con cept of value investing: buying quality companies when they are "on sale" and selling them when they reach their potential. Through the years, this discipline has helped Affiliated Fund achieve returns competitive to the S&P 500 Index, with relatively moderate fluctuations in price.(1)


--------------------------------------------------------------------------------
Competitive Total             Average Annual Rates of Total Return as of 4/30/00
Returns, Consistently

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For the past 50 years    +12.79% per year
For the past 40 years    +12.39% per year
For the past 30 years    +13.95% per year
For the past 20 years    +16.00% per year
For the past 10 years    +15.77% per year
For the past year        + 7.07% per year

--------------------------------------------------------------------------------
Consistency                                   The Fund has increased in value 33
                                              out of the last 40 fiscal years.

--------------------------------------------------------------------------------
Large and Growing                             Shareholders  taking  dividends in
Dividends                                     cash  saw  an  increase  in  their
                                              dividend checks 31 out of the last
                                              40 fiscal years.(2)

--------------------------------------------------------------------------------
Shareholder Satisfaction                      Lord  Abbett   Affiliated   Fund's
                                              history  demonstrates  its ability
                                              to help shareholders realize their
                                              financial    objectives.    That's
                                              probably    why,    on    average,
                                              Affiliated Fund  shareholders have
                                              owned   the   Fund   for  over  15
                                              years.(3)

--------------------------------------------------------------------------------
The Fund: Something                           "Lord Abbett Affiliated Fund isn't
to Talk About                                 the life of the party,  but it has
                                              a good time  anyway  ...  Hudson's
                                              ability  to pick up  stocks on the
                                              cheap and hold on to them has been
                                              the key to the Fund's success."
                               Source: Morningstar Mutual Funds, September 1999

--------------------------------------------------------------------------------
SEC Average Annual                            SEC average  annual rates of total
Total Returns                                 return,   at  the  Class  A  share
                                              maximum sales charge of 5.75%, for
                                              the periods ended 3/31/00 were:

[GRAPHIC OMITTED]

1 year    + 8.90%
5 years   +18.53%
10 years  +14.71%

                    The Fund's SEC yield for the 30 days ended 4/30/00 for Class A shares was 1.33%.

                    Past performance is no indication of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

                    The Fund's fiscal year-end is 10/31. Results quoted above (unless stated otherwise) are for periods ending 4/30/00 and reflect Class A share performance at net asset value with all distributions reinvested.

               (1) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation and is widely regarded as the standard for measuring U.S. stock market performance. Indices are unmanaged and not available for direct investment.


               (2)  Capital gains were reinvested. Period ended 10/31/99.


               (3)  Based  on  a  survey   of  Lord   Abbett   Affiliated   Fund
                    shareholders conducted by Lord, Abbett & Co. in 1998. See Important Information on page 6.

Report to Shareholders
For the Six-Month Period Ended April 30, 2000

[PHOTO OMITTED]

Robert S. Dow
Chairman
May 5, 2000

"In light of the recent  shift in  investor  attention  back to  companies  with
strong  underlying   fundamentals  and  positive  earnings,  we  believe  select companies in many industries offer excellent value."

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Lord,  Abbett & Co. is proud to  announce  we have  received a DALBAR  award for providing consistently good service to shareholders, the 1999 Key Honors Award for Mutual Fund Service. DALBAR, Inc., an independent research firm and evaluator of mutual fund service, presents the awards to financial services firms that provide consistently solid service to clients.



     Lord Abbett Affiliated Fund completed the first six months of its fiscal year on April 30, 2000. Below is an overview of some class-specific financial information for the close of the period.

                                                Six Months Ended April 30, 2000
--------------------------------------------------------------------------------


                        Class A     Class B    Class C    Class P       Class Y
--------------------------------------------------------------------------------

     Net asset value     $ 15.36     $15.37      $ 15.37    $15.34      $15.39

     Dividends           $  0.12     $ 0.07      $  0.07    $ 0.11      $ 0.15

     Capital gains       $  1.76     $ 1.76      $  1.76    $ 1.76      $ 1.76

     Total return*          6.55%      6.18%        6.25%     6.58%       6.74%

     1999 ended with continued strength in the stock market, rising interest rates and steady growth in both the U.S. and global economies. This environment favored a select group of well-known large company growth stocks with strong earnings growth. Investors stayed with these familiar names and benefited from their outstanding performance. In early 2000, the variance between stocks of "old economy" companies (older, more established firms in cyclical industries such as manufacturing and basic industries) and "new economy" companies (newer firms primarily in the technology sector) became apparent. As new economy stocks rallied, old economy stocks underperformed, and two interest rate increases by the Federal Reserve Board exacerbated the situation. Convinced that these rate hikes would not hamper new economy companies, investors poured money into the small number of stocks that had recently provided the highest returns. Excessively high stock prices relative to company fundamentals made it difficult to find value in much of the technology sector.

     This bipolar stock market reversed in late March as value-oriented stocks came roaring back while the NASDAQ, which is heavily weighted toward growth-oriented technology companies, turned in negative performance for the month. By the end of April, it was difficult for large-cap investors to decide where they should put their money, as neither growth nor value was the clear winner.

     While many investors partook in a mass exodus from the volatile technology sector in March and April, the carefully selected technology stocks we held were the shining stars of the Fund. While we enjoyed the performance of many of these stocks, we paid close attention to accelerating valuations and sold off positions when prices appreciated to where we believed they were fully-valued. Our relatively large exposure to energy companies also paid off well, as rising oil prices helped boost the price of many of those stocks. Select stocks of consumer non-cyclical companies (foods and drugs) also enjoyed glimpses of sunshine.

     The stocks in our portfolio which suffered the most during the period were those of companies in interest rate-sensitive sectors, such as consumer cyclicals (entertainment and retail companies), capital goods (industrial equipment and electronics companies), basic industries (metals and chemicals) and transportation. Stocks of financial services companies also underperformed, but since investors had already discounted the prospect of rate increases, they fared better than they typically have during periods of interest rate anxiety.

     In light of the recent shift in investor attention back to companies with strong underlying fundamentals and positive earnings, we believe select companies in many industries offer excellent value. We will continue to invest selectively in stocks of mostly non-Internet technology companies, paying close attention to valuations and long-term business prospects. We expect corporate profits to increase in 2000, as foreign economies continue to improve (thus expanding the level of margins on U.S. exports) even as the U.S. economy slows. Although short-term interest rates may rise another 25 to 50 basis points during the next 6 to 12 months, long-term interest rates should stabilize in the 6.5% range. These factors should bode well for U.S. stocks, especially those of select old economy companies.

     Thank you for investing with Lord Abbett and the Affiliated Fund. We value the trust that you place in us, and look forward to serving your investment needs in the years to come.

* Total return, which is not annualized, is the percent change in net asset value assuming the reinvestment of all distributions.

                             The Income Perspective

          Income Generated from $100,000 Investments: 10/31/74-4/30/00

By reinvesting capital gains, long-term Affiliated shareholders received a higher level of income from dividends than the income produced for investors in short-term guaranteed CDs.


Year
Ended                       Six-Month CD Affiliated Fund
Oct. 31                      Interest(1)    Dividends(2)
---------------------------------------------------------

1975                           7,480          4,578
1976                           6,060          5,890
1977                           5,750          6,588
1978                           8,180          7,294
1979                          11,570          8,362
1980                          13,280          10,047
1981                          17,570          12,325
1982                          14,020          13,163
1983                           9,520          13,022
1984                          11,270          13,744
1985                           8,770          15,725
1986                           7,040          16,960
1987                           6,920          17,343
1988                           7,910          18,630
1989                           9,610          19,477
1990                           8,560          18,506
1991                           6,610          18,180
1992                           4,000          18,490
1993                           3,380          17,142
1994                           4,520          16,618
1995                           6,310          16,729      If capital
1996                           5,630          18,397      gains and
1997                           5,820          19,982      dividends
1998                           5,710          19,320      had been
1999                           5,420          18,876      reinvested,
4/30/00 (6 months)             3,150          10,148      the Fund's
                                                          total value
Interest/Dividend Total       $204,060      $375,536      would have been
-----------------------------==========   ===========   --$4,120,568
Over 25 Years Later
Initial $100,000
Investment plus Growth        $100,000     $1,370,478
-----------------------------==========   ===========

Total Value                   $304,060     $1,746,014
-----------------------------==========    ===========

The Real Cost of the
CD Guarantee                               $1,441,954
======================================================

Unlike the Fund, a CD is insured, and its rate and principal are guaranteed if held until maturity. The FDIC insures CDs up to $100,000. The CD rate is subject to change when the CD is renewed. Although CDs may offer safety on the downside, they sacrifice capital growth on the upside.

(1)  Average of six-month CD rates available each period. Source: Lipper, Inc.

(2) Reflects the deduction of the 3.95% sales charge for Class A share investments of $100,000. Dividends were taken in cash; capital gains were reinvested.
     See Important Information on page 6.

                           Affiliated's Growth Record

                          Results Based on Fiscal Year-End October 31(1)

                          1989      1990     1991     1992     1993     1994     1995     1996     1997     1998     1999    4/30/00



Growth of Capital (2)    + 12.8%   - 12.0%  + 23.1%  +  6.3%  + 14.3%  +  3.7%  + 17.6%  + 20.5%  + 23.3%  +  8.4%  + 18.9%  +  5.7%
Dividend Return(3)       +  5.2%   +  4.4%  +  4.9%  +  4.1%  +  3.5%  +  3.0%  +  2.9%  +  2.7%  +  2.5%  +  1.9%  +  1.8%  +  0.9%
Total Return(4)          + 18.0%   -  7.6%  + 28.0%  + 10.4%  + 17.8%  +  6.7%  + 20.5%  + 23.2%  + 25.8%  + 10.3%  + 20.7%  +  6.6%


(1)  Class A share performance.

(2)  Growth of capital reflects the reinvestment of capital gains distributions.

(3)  Dividend return reflects the reinvestment of dividends.

(4) Total return is the percent change in value with both dividends and capital gains distributions reinvested. These results are at net asset value. Net asset value purchases are available for class a share investments of $1 million or more. For performance at the Class A share maximum sales charge, as well as other information, please turn to the inside front cover and pages 4 and 7.



Affiliated's Growth Helped Protect Your Purchasing Power

In our illustration, the prices noted for April 1990 and 2000 are actual costs--then and now. "Affiliated 2000" is what the 1990 amount would have grown to had it been invested in the Fund.

Investments in Affiliated Fund (up 332.50%) surpassed increases in the cost of living, which was up 32.82% in these 10 years. Protection against the erosion caused by inflation is one important way to maintain--and enhance--your lifestyle.


                               [GRAPHIC OMITTED]

                         One-Year Private        One-Family House(6)  First-Class Stamp(7)   Income per Capita(8)
                         College Tuition(5)

 April 1990                $11,436                  $115,300                $.25                 $19,156
 April 2000                $15,380                  $133,400                $.33                 $29,470
 Affiliated 2000           $49,462                  $498,682               $1.08                 $82,852



Affiliated's results reflect Class A share total return at net asset value, with all distributions reinvested for the 10 years ended 4/30/00. See Important Information on page 6.

(5)  National average. Source: College Board Annual Survey of Colleges.

(6)  Based on national average.  Metropolitan  Area Median home prices.  Source:
     National Association of Realtors, Research Division.

(7)  Source: U.S. Postal Service.

(8)  National average.  2000 figure is based on January-March  figures.  Source:
     Department of Commerce, Bureau of Economic Analysis Statistics.

     The Total Return Perspective

     The chart below illustrates the growth of a $10,000 investment made in Affiliated Fund on 10/31/72. Even when investing right before a major stock market downturn long-term investors in Affiliated Fund did well. (Please see the chart on page 5.) The Fund's average shareholder ownership of over 15 years reflects the satisfaction of long-term Affiliated Shareholders.

     Past performance is no indication of future results.

     Growth of a $10,000 Fund Investment: 10/31/72-4/30/00(1)

A History of Consistent Performance

                   Value of   Cumulative Value   Cumulative          How
Year              Shares      of Capital Gains     Value of       $10,000
Ended             Initially      Distributions   Reinvested          Grew
Oct. 31            Acquired    Taken in Shares    Dividends   Total Value
--------------------------------------------------------------------------------
1973                  9,560             267           433           10,260
1974                  7,258             394           762            8,414
1975                  8,995             545         1,394           10,934
1976                 10,746             887         2,250           13,883
1977                  9,706           1,150         2,627           13,483
1978                  9,434           1,382         3,263           14,079
1979                 10,570           2,257         4,606           17,433
1980                 12,066           3,732         6,519           22,317
1981                 10,742           4,887         7,186           22,815
1982                 11,364           6,730         9,571           27,665
1983                 13,325           9,187        13,197           35,709
1984                 12,212          11,251        14,173           37,636
1985                 12,993          14,172        17,623           44,788
1986                 15,510          21,514        24,060           61,084
1987                 13,828          24,951        24,040           62,819
1988                 12,768          31,932        25,778           70,478
1989                 13,815          37,558        31,817           83,190
1990                 11,801          34,617        30,474           76,892
1991                 13,629          45,458        39,336           98,423
1992                 13,974          50,142        44,501          108,617
1993                 14,914          61,407        51,590          127,911
1994                 14,609          67,326        54,497          136,432
1995                 15,868          84,828        63,654          164,350
1996                 17,245         111,153        74,118          202,516
1997                 19,656         145,178        89,919          254,753
1998                 19,285         168,327        93,307          280,919
1999                 21,483         208,455       109,112          339,050
4/30/00             $20,344        $234,850      $106,079         $361,273

     The dollar amounts of dividends and capital gains distributions reinvested in shares were $72,509 and $177,559, respectively. The initial investment plus all distributions reinvested amounted to $255,194. If dividends and capital gains distributions had been withdrawn in cash, the amounts of these payments would have been $14,711 and $23,445, respectively.

(1) Reflects the deduction of the Class A share maximum 5.75% sales charge for investments under $50,000. All distributions were reinvested.

     See Important Information on page 6.

     The Total Return Perspective

     We've lived through several periods of economic, political and stock market turmoil since 1972. By focusing on value investing, Affiliated Fund reduced downside volatility in periods of stock market weakness and produced returns that outpaced the S&P 500 (an unmanaged index), while outpacing guaranteed CDs and inflation.

     Using the Value Method of Investing, Affiliated Fund Reduced Volatility and Produced Rewarding Gains
-------------------------------------------------------------------------------
1972 - 1974 The last protected bear market; S & P 500 declined 28.8%. Affiliated Fund held the decline to 10.7%

1980 - 1982 Interest rates rose dramatically; Prime Rate hit 20%; the economy suffered a recession. During these two years, Affiliated rose 24.0%.

1986 - 1991 Two corrections jolted the stock market; was and recession followed a year later. Affiliated rose 61.1% over this period.

1997 - 1998 Difficulties in Russian and Asian markets spurred a significant correction in world markets. Affiliated rose 10.3% during this time of trial.

-------------------------------------------------------------------------------
[GRAPHIC OMITTED]

          Affiliated     S&P 500   6 month CD     Inflation
Oct-72    $  9,426       $ 10,000  $10,000        $10,000
Oct-73    $ 10,260       $ 10,001  $10,804        $10,790
Oct-74    $  8,414       $  7,123  $11,930        $12,085
Oct-75    $ 10,934       $  8,972  $12,822        $13,001
Oct-76    $ 13,883       $ 10,781  $13,599        $13,689
Oct-77    $ 13,483       $ 10,130  $14,381        $14,573
Oct-78    $ 14,079       $ 10,773  $15,557        $15,868
Oct-79    $ 17,433       $ 12,437  $17,357        $17,804
Oct-80    $ 22,317       $ 16,430  $19,663        $20,055
Oct-81    $ 22,815       $ 16,524  $23,117        $22,108
Oct-82    $ 27,665       $ 19,216  $26,358        $23,299
Oct-83    $ 35,709       $ 24,586  $28,868        $23,901
Oct-84    $ 37,636       $ 26,153  $32,121        $24,904
Oct-85    $ 44,788       $ 31,208  $34,938        $25,711
Oct-86    $ 61,084       $ 41,566  $37,398        $26,107
Oct-87    $ 62,819       $ 44,226  $39,986        $27,277
Oct-88    $ 70,478       $ 50,754  $43,148        $28,444
Oct-89    $ 83,190       $ 64,127  $47,295        $29,722
Oct-90    $ 76,892       $ 59,331  $51,343        $31,591
Oct-91    $ 98,423       $ 79,159  $54,737        $32,513
Oct-92    $108,617       $ 87,035  $56,927        $33,554
Oct-93    $127,911       $100,012  $58,851        $34,477
Oct-94    $336,432       $103,873  $61,511        $35,376
Oct-95    $164,350       $131,306  $65,392        $36,371
Oct-96    $202,516       $162,924  $69,074        $37,458
Oct-97    $254,753       $215,223  $73,094        $38,237
Oct-98    $280,919       $262,593  $77,268        $38,807
Oct-99    $339,050       $329,974  $81,455        $39,800
4/30/00   $361,273       $353,666  $84,021        $40,509

-------------------------------------------------------------------------------

Average Annual Total Returns
Over 27 1/2 Years(1)

Affiliated:  13.9%
S&P 500:     13.8%
CDs:          8.1%
Inflation:    5.2%


     An investor cannot invest directly in an index, such as the S&P 500. For more information on CDs, see page 2.

(1) Average annual total return at the Class A share maximum 5.75% offering price from 10/31/72 through 4/30/00.

(2) Average of six-month CD rates available each period. Source: Lipper, Inc. See Important Information on page 6.

Who Owns the Fund?

Investor Profile of Lord Abbett Affiliated Fund

--------------------------------------------------------------------------------
Fiduciaries      Custodians for Minors                                 18,770
                 Pension, Profit-Sharing and 401(k) Retirement Plans   18,687
                 Trusts                                                10,316
                 457 Retirement and 403(b) Plans                        5,572
                 Estates                                                  271
--------------------------------------------------------------------------------
Institutions     Broker-held Accounts                                  62,159
                 Banks, Credit Unions and Other Financial Institutions    433
                 Corporations                                             498
                 Religious, Charitable and welfare organizations          388
                 Clubs and Fraternal Organizations                         97
                 Cemeteries                                                70
                 Nursing homes and hospitals                               28
                 Colleges and universities                                 37
                 Government Agencies                                       28
--------------------------------------------------------------------------------
Individuals      Single and Joint accounts                             72,162
                 IRAs                                                  60,819
Total Accounts in Affiliated on 4/30/00                               250,335
================================================================================


     Important Information

     Bonds purchased by the Fund are subject to market fluctuations upward and downward inversely to the rise and fall of interest rates. Common stocks are also subject to market fluctuations, providing the potential for gains and the risk of loss. Performance results quoted herein reflect past performance, current sales charges (where applicable) and appropriate Rule 12b-1 Plan expenses from commencement of the Plan. Past performance is no indication of future results. Tax consequences are not reflected. The investment return and principal value of an investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. The Fund's sales charge structure has changed in the past. The Fund issues additional classes of shares, with distinct pricing options. For a full discussion of the differences in pricing alternatives, please refer to the Fund's current prospectus. If used as sales material after 6/30/00, this report must be accompanied by Lord Abbett's Performance Quarterly for the most recently completed calendar quarter.

                      Statement of Net Assets
                      April 30, 2000

                       Investments                   Shares             Value
--------------------------------------------------------------------------------
Common Stocks 91.06%
--------------------------------------------------------------------------------
Aerospace/Defense      Boeing Co.                  2,500,000   $   99,218,750
2.67%                  TRW, Inc.                   1,000,000       58,500,000
                       United Technologies
                       Corp.+                      2,000,000      124,375,000
                       Total                                      282,093,750
--------------------------------------------------------------==================
Aluminum 1.96%         Alcoa, Inc.+                3,200,000      207,600,000
--------------------------------------------------------------==================
Apparel .03%           Russell Corp.                 179,200        3,516,800
--------------------------------------------------------------==================
Automotive 1.77%       General Motors Corp.+       2,000,000      187,250,000
--------------------------------------------------------------==================
Banks: Money
Center 1.36%           Chase Manhattan Corp.      2,000,000       144,125,000
--------------------------------------------------------------==================
Banks: Regional        Bank One Corp.             4,000,000       122,000,000
4.63%                  Fleet Boston
Financial Corp.+       5,500,000                 194,906,250
                       Wells Fargo & Co.+         4,200,000       172,462,500
                       Total                                      489,368,750
--------------------------------------------------------------==================
Cable Services .25%    Time Warner, Inc.+           300,000        26,981,250
--------------------------------------------------------------==================

Chemicals 3.26%        Dow Chemical Co.+          2,100,000       237,300,000
                       Rohm & Haas Co.+           3,000,000       106,875,000
                       Total                                      344,175,000
--------------------------------------------------------------==================
Communications
Technology .31%        QUALCOMM, Inc.*              300,000        32,531,250
--------------------------------------------------------------==================
Computer Services      Computer
2.91%                  Sciences Corp.+*           1,300,000       106,031,250
                       First Data Corp.+          2,700,000       131,456,250
                       Unisys Corp.*              3,000,000        69,562,500
                       Total                                      307,050,000
--------------------------------------------------------------==================
Computer: Hardware     Apple Computer, Inc.+*     1,000,000       124,062,500
6.03%                  Compaq Computer Corp.      4,500,000       131,625,000
                       EMC Corp.*                   750,000       104,203,125
                       International Business
                       Machines Corp.+            1,500,000       167,437,500
                       Sun Microsystems, Inc.*    1,200,000       110,325,000
                       Total                                      637,653,125
--------------------------------------------------------------==================
Computer:
Software 1.89%         Oracle Corp.*              2,500,000       199,843,750
--------------------------------------------------------------==================


                       Investments                   Shares             Value
--------------------------------------------------------------------------------
Conglomerates          Honeywell
3.37%                  International, Inc.+        2,500,000   $  140,000,000
                       Minnesota Mining &
                       Manufacturing Co.           2,500,000      216,250,000
                       Total                                      356,250,000
--------------------------------------------------------------==================
Construction/
Home Building .06%     Manitowoc Co., Inc.          189,000         6,272,438
--------------------------------------------------------------==================
Copper .34%            Phelps Dodge Corp.           769,300        35,580,125
--------------------------------------------------------------==================
Drugs 4.15%            American Home
                       Products Corp.             5,000,000       280,937,500
                       Johnson & Johnson             96,000         7,920,000
                       Pharmacia Corp.+           3,000,000       149,812,500
                       Total                                      438,670,000
--------------------------------------------------------------==================
Electric Power         Allegheny Energy, Inc.     3,000,000        91,125,000
8.46%                  Carolina Power
                       & Light Co.                3,500,000       127,968,750
                       Dominion
                       Resources, Inc.+           4,500,000       202,500,000
                       Duke Energy Corp.+         3,500,000       201,250,000
                       Florida Progress Corp.     3,500,000       171,500,000
                       Unicom Corp.               2,500,000        99,375,000
                       Total                                      893,718,750
--------------------------------------------------------------==================
Electronics:
Semiconductor 1.39%    Texas Instruments, Inc.      900,000       146,587,500
--------------------------------------------------------------==================
Energy Equipment &     Schlumberger Ltd.+         3,000,000       229,687,500
Services 2.62%         Transocean Sedco
                       Forex, Inc.                1,000,000        47,000,000
                       Total                                      276,687,500
--------------------------------------------------------------==================
Financial Services     Marsh McLennan &
2.38%                  Cos., Inc.                 1,000,000        98,562,500
                       Morgan Stanley
                       Dean Witter & Co.          2,000,000       153,500,000
                       Total                                      252,062,500
--------------------------------------------------------------==================
Financial:             FNMA                       1,500,000        90,468,750
Miscellaneous 1.73%    Freddie Mac                2,000,000        91,875,000
                       Total                                      182,343,750
--------------------------------------------------------------==================
Food 1.18%             Archer-Daniels-
                       Midland Co.                4,000,000        39,750,000

                      Statement of Net Assets
                      April 30, 2000

                       Investments                   Shares             Value
--------------------------------------------------------------------------------
                       ConAgra, Inc.+             4,500,000        84,937,500
                       Total                                      124,687,500
--------------------------------------------------------------==================
Health Care Services   CIGNA Corp.                1,500,000       119,625,000
3.79%                  Columbia HCA
                       Healthcare Corp.           4,000,000       113,750,000
                       UnitedHealth
                       Group, Inc.                2,500,000       166,718,750
                       Total                                      400,093,750
--------------------------------------------------------------==================
Insurance 6.68%        AON Corp.+                 3,500,000        94,718,750
                       Aegon NV ADR+              1,500,000       108,562,500
                       American General Corp.     4,000,000       224,000,000
                       Chubb Corp.                1,750,000       111,343,750
                       HSB Group Inc                279,000         8,091,000
                       MetLife, Inc.+             1,000,000        16,562,500
                       St. Paul Companies, Inc.+  4,000,000       142,500,000
                       Total                                      705,778,500
--------------------------------------------------------------==================
Machinery:
Agriculture 1.53%      Deere & Co.+               4,000,000       161,500,000
--------------------------------------------------------------==================
Natural Gas .95%       The Coastal Corp.          2,000,000       100,375,000
--------------------------------------------------------------==================
Office Furniture &
Business Equipment
 .04%                   Miller (Herman), Inc.+       144,000         3,942,000
--------------------------------------------------------------==================
Oil .67%               Tosco Corp.                2,200,000        70,537,500
--------------------------------------------------------------==================
Oil: Integrated
International 9.03%    BP Amoco plc ADR+          4,000,000       204,000,000
                       Chevron Corp.              2,500,000       212,812,500
                       Exxon Mobil Corp.          4,000,000       310,750,000
                       Total Fina SA ADR+         3,000,000       226,875,000
                       Total                                      954,437,500
--------------------------------------------------------------==================
Paper and Forest       Bowater, Inc.              2,000,000       110,000,000
Products 2.71%         Champion International
                       Corp.                      1,600,000       105,200,000
                       Georgia-Pacific Corp.
                       (Timber Group)             3,000,000        69,562,500
                       Temple-Inland, Inc.           40,000         2,005,000
                       Total                                      286,767,500
--------------------------------------------------------------==================
Publishing 1.69%       Dow Jones & Co., Inc.      2,750,000       178,406,250
--------------------------------------------------------------==================
Radio & TV
Broadcast 1.45%        CBS Corp.*                 2,600,000       152,750,000
--------------------------------------------------------------==================
Railroads .02%         Norfolk Southern Corp.        54,000           951,750
                       Union Pacific Corp.           34,380         1,448,258
                       Total                                        2,400,008
--------------------------------------------------------------==================
Retail 1.32%           Federated Department
                       Stores, Inc.+*             3,000,000       102,000,000
                       Kroger Co.+*               2,000,000        37,125,000
                       Total                                      139,125,000
--------------------------------------------------------------==================
Steel .41%             Nucor Corp.                1,000,000        43,000,000
--------------------------------------------------------------==================
Telecommunications     Alltel Corp.+              2,250,000       149,906,250
4.15%                  Bell Atlantic Corp.+       3,000,000       177,750,000
                       BellSouth Corp.+              24,000         1,168,500


                       Investments                   Shares             Value
--------------------------------------------------------------------------------
                       GTE Corp.                      7,900      $    535,225
                       SBC Communications, Inc.   2,500,000       109,531,250
                       Total                                      438,891,225
--------------------------------------------------------------==================
Telephone:             AT&T Corp.+                4,500,000       210,093,750
Long Distance          MCI WorldCom, Inc.*        2,750,000       124,953,125
3.17%                  Total                                      335,046,875
--------------------------------------------------------------==================
Transportation:        Arnold Industries, Inc.      600,000         7,012,500
Miscellaneous .70%     United Parcel
                       Service, Inc. Class B+     1,000,000        66,500,000
                       Total                                       73,512,500
--------------------------------------------------------------==================
                       Total Common Stocks
                       (Cost $7,326,170,315)                    9,621,612,346
--------------------------------------------------------------==================
Convertible Preferred Stocks 5.45%
--------------------------------------------------------------------------------
Broadcasting 1.40%     Houston Inds, Inc.
                       $3.22 Conv. Pfd. into
                       Time Warner, Inc.          1,000,000       148,062,500
Containers .46%        Owens-Illinois, Inc.
                       4.750% Conv. Pfd.          2,000,000        48,750,000
--------------------------------------------------------------==================
Electric Power .82%    Texas Utilities Co.
                       $9.25 Conv. Pfd.+          2,000,000        86,250,000
--------------------------------------------------------------==================
Entertainment .72%     Seagram Co. Ltd.
                       7.50% Conv. Pfd.           1,500,000        76,312,500
--------------------------------------------------------------==================
Insurance .78%         ACE Ltd. 8.25% Conv. Pfd.  1,000,000        54,000,000
                       MetLife Capital Trust, Inc.
                       8.00% Conv. Pfd.             500,000        28,050,780
                       Total                                       82,050,780
--------------------------------------------------------------==================
Natural Gas .70%       The Coastal Corp.
                       6.625% Conv. Pfd.          2,500,000        74,062,500
--------------------------------------------------------------==================
Paper and Forest       Georgia-Pacific Group
Products .57%          7.50% Conv. Pfd.           1,500,000        60,750,000
--------------------------------------------------------------==================
                       Total Convertible
                       Preferred Stocks
                       (Cost $547,548,577)                        576,238,280
--------------------------------------------------------------==================
                                                  Principal
                                                     Amount
Corporate Bonds .06%                                  (000)
--------------------------------------------------------------------------------
Banks: Money           Bank of America Corp.
Center .02%            7.875% due 12/01/2002          $1,000        1,008,760
                       Morgan JP & Co., Inc.
                       7.625% due 9/15/2004            1,000        1,004,220
                       Total                                        2,012,980
--------------------------------------------------------------==================
Electric Power         PG&E Corp.
 .01%                   (Pacific Gas & Elec)
                       6.25% due 3/1/2004                500          478,145
--------------------------------------------------------------==================
Financial Services     Bear Stearns Co., Inc.
 .02%                   6.50% due 8/1/2002                500          487,490
                       GMAC 7.125% due 5/1/03            500          492,370
                       Household Finance Corp.
                       7.25% due 7/15/2003             1,000          987,210
                       Total                                        1,967,070
--------------------------------------------------------------==================
Financial:             CitiFinancial
Miscellaneous .00%     (Comm Credit Co.)
                       6.875% due 5/1/2002               500          494,455
--------------------------------------------------------------==================

                      Statement of Net Assets
                      April 30, 2000

                                                  Principal
                                                     Amount
                       Investments                    (000)             Value
--------------------------------------------------------------------------------
Insurance .01%         Lincoln National Corp.
                       7.25% due 5/15/2005           $ 1,500    $   1,462,860
--------------------------------------------------------------==================
                       Total Corporate Bonds
                       (Cost $6,625,747)                            6,415,510
--------------------------------------------------------------==================
                       Total Long-Term
                       Investments 96.57%
                       (Cost $7,880,344,639)                   10,204,266,136
--------------------------------------------------------------==================
Short-Term Investments 3.51%
--------------------------------------------------------------------------------
                       Associates Corp. NA
                       6.03% due 5/1/2000            138,910      138,910,000
                       Prudential
                       Funding Corp.
                       6.03% due 5/1/2000            231,880      231,880,000

                       Total Short-Term
                       Investments
                       (Cost $370,790,000)                        370,790,000
--------------------------------------------------------------==================
                       Total Investments 100.08%
                       (Cost $8,251,134,639)                   10,575,056,136
--------------------------------------------------------------==================
Other Assets, Less Liabilities (.08)%
--------------------------------------------------------------------------------
Other (See Note 5)                                                929,494,831
--------------------------------------------------------------==================
Cash                                                                  666,569
--------------------------------------------------------------==================
Receivables for:       Securities sold                             18,446,826
                       Dividends and interest                      14,121,959
                       Capital stock sold                          12,758,197
                       Total Other Assets                         975,488,382
--------------------------------------------------------------==================

Payables for:          Collateral on securities loaned         $  929,494,831
                       Securities purchased                        34,729,744
                       Capital stock reacquired                     6,512,916
                       Other                                       13,353,512
                       Total Liabilities                          984,091,003
--------------------------------------------------------------==================
                       Total Other Assets,
                       Less Liabilities                             (8,602,621)
================================================================================
Net Assets 100.00%                                            $10,566,453,515
================================================================================

                       Class A Shares-Net asset value
                       ($9,643,795,290 / 627,766,477
                       shares outstanding)                             $15.36

                       Class A Shares-Maximum offering price
                       (net asset value plus sales charge
                       of 5.75% of the offering price)                 $16.30

                       Class B Shares-Net asset value
                       ($608,201,851 / 39,558,122
                       shares outstanding)                            $15.37


                       Class C Shares-Net asset value
                       ($257,339,534 / 16,737,854
                       shares outstanding)                            $15.37


                       Class P Shares-Net asset value
                       ($3,812,561 / 248,591
                       shares outstanding)                            $15.34


                       Class Y Shares-Net asset value
                       ($53,304,279 / 3,463,683)
                       shares outstanding)                            $15.39


                      + Securities (or a portion of securities) on loan.
                        See Note 5.

                       *Non-income producing security.

                  ADR  American Depositary Receipt.

                       See Notes to Financial Statements.

              Statement of Operations


Investment Income                                                                                   Six Months Ended April 30, 2000
-----------------------------------------------------------------------------------------------------------------------------------
Income        Dividends                                                                                              $  114,028,095
              Interest                                                                                                   12,257,163
              Foreign taxes withheld                                                                                        (80,503)
              Total income                                                                                              126,204,755
-----------------------------------------------------------------------------------------------------------------------------------
Expenses      Management fee                                                                                             15,491,710
              12b-1 distribution plan-Class A                                                                            15,992,290
              12b-1 distribution plan-Class B                                                                             2,757,797
              12b-1 distribution plan-Class C                                                                             1,098,495
              12b-1 distribution plan-Class P                                                                                 5,269
              Shareholder servicing                                                                                       5,894,830
              Directors' fees                                                                                               194,940
              Reports to shareholders                                                                                       372,314
              Professional                                                                                                  100,296
              Registration                                                                                                  217,534
              Other                                                                                                       1,158,049
              Total expenses before reductions                                                                           43,283,524
-----------------------------------------------------------------------------------------------------------------------------------
              Expense reductions                                                                                           (615,447)
-----------------------------------------------------------------------------------------------------------------------------------
              Net expenses                                                                                               42,668,077
-----------------------------------------------------------------------------------------------------------------------------------
              Net investment income                                                                                      83,536,678
-----------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
===================================================================================================================================
Net realized gain from investment transactions                                                                        1,002,655,202
-----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments                                                                   (429,524,994)
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                                                                         573,130,208
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                                                                 $  656,666,886
===================================================================================================================================

              See Notes to Financial Statements.

              Statements of Changes in Net Assets

                                                                                                  Six Months Ended      Year Ended
                                                                                                         April 30,      October 31,
Increase in Net Assets                                                                                        2000             1999
-----------------------------------------------------------------------------------------------------------------------------------
Operations    Net investment income                                                                 $   83,536,678   $  127,030,402
              Net realized gain from investment transactions                                         1,002,655,202    1,108,589,813
              Net change in unrealized appreciation of investments                                    (429,524,994)     499,850,810
-----------------------------------------------------------------------------------------------------------------------------------
              Net increase in net assets resulting from operations                                     656,666,886    1,735,471,025
-----------------------------------------------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income:
              Class A                                                                                  (72,475,689)    (137,028,835)
              Class B                                                                                   (2,391,413)      (3,320,304)
              Class C                                                                                     (928,082)      (1,232,723)
              Class P                                                                                      (15,390)         (27,346)
              Class Y                                                                                     (479,972)        (760,283)
-----------------------------------------------------------------------------------------------------------------------------------
              Total                                                                                    (76,290,546)    (142,369,491)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions   to   shareholders   from  net  realized  gain  from   investment
transactions:
              Class A                                                                               (1,008,895,460)    (524,634,632)
              Class B                                                                                  (57,497,458)     (20,854,149)
              Class C                                                                                  (21,865,836)      (7,962,546)
              Class P                                                                                     (222,549)        (117,804)
              Class Y                                                                                   (5,313,261)      (2,155,302)
-----------------------------------------------------------------------------------------------------------------------------------
              Total                                                                                 (1,093,794,564)    (555,724,433)
-----------------------------------------------------------------------------------------------------------------------------------
              Total distributions                                                                   (1,170,085,110)    (698,093,924)
-----------------------------------------------------------------------------------------------------------------------------------
Capital share transactions:
              Net proceeds from sales of shares (Notes 4 and 9)                                        658,125,280      911,822,030
              Net asset value of shares issued in reinvestment of dividends and distributions          994,872,682      576,481,381
-----------------------------------------------------------------------------------------------------------------------------------
              Total                                                                                  1,652,997,962    1,488,303,411
-----------------------------------------------------------------------------------------------------------------------------------
              Cost of shares reacquired                                                               (653,880,004)    (965,529,945)
-----------------------------------------------------------------------------------------------------------------------------------
              Increase in net assets derived from capital share transactions                           999,117,958      522,773,466
-----------------------------------------------------------------------------------------------------------------------------------
Increase in net assets                                                                                 485,699,734    1,560,150,567
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets
              Beginning of period                                                                   10,080,753,781    8,520,603,214
-----------------------------------------------------------------------------------------------------------------------------------
              End of period (including undistributed net investment income of
              $19,936,500 and $12,690,368, respectively)                                           $10,566,453,515  $10,080,753,781
===================================================================================================================================

              See Notes to Financial Statements.
                                                                              11

      Financial Highlights

                                                                                                                     Class A Shares
------------------------------------------------------------------------------------------------------------------------------------


                                                  Six Months Ended                                            Year Ended October 31,
Per Share Operating Performance:                         4/30/2000         1999         1998       1997      1996        1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $   16.22     $   14.56    $   14.84  $   13.02  $   11.98  $   11.03
------------------------------------------------------------------------------------------------------------------------------------
      Income from investment operations
      Net investment income                                   .13(e)        .21(e)       .24        .30        .30        .32
      Net realized and unrealized gain on investments         .89          2.64         1.14       2.85       2.23       1.70
      Total from investment operations                       1.02          2.85         1.38       3.15       2.53       2.02
------------------------------------------------------------------------------------------------------------------------------------
      Distributions
      Dividends from net investment income                   (.12)         (.24)        (.27)      (.30)      (.30)      (.30)
      Distributions from net realized gain                  (1.76)         (.95)       (1.39)     (1.03)     (1.19)      (.77)
      Total distributions                                   (1.88)        (1.19)       (1.66)     (1.33)     (1.49)     (1.07)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $   15.36     $   16.22    $   14.56  $   14.84  $   13.02  $   11.98
------------------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                              6.55%(d)     20.69%       10.27%     25.80%     23.23%     20.46%
====================================================================================================================================
      Ratios to Average Net Assets:
      Expenses(b)                                             .40%(d)       .74%         .63%       .65%       .66%       .63%
      Net investment income                                   .84%(d)      1.36%        1.64%      2.15%      2.61%      2.90%
====================================================================================================================================




                                                                                                     Class B Shares
---------------------------------------------------------------------------------------------------------------------

                                                            Six Months                     Year Ended     8/1/1996(c)
                                                                 Ended                     October 31,         to
Per Share Operating Performance:                             4/30/2000       1999      1998      1997     10/31/1996
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $16.23      $14.56    $14.84    $13.03       $11.88
---------------------------------------------------------------------------------------------------------------------
      Income from investment operations
      Net investment income                                       .08(e)      .10(e)    .14       .20          .060
      Net realized and unrealized gain on investments             .89        2.65      1.12      2.84        1.142
      Total from investment operations                            .97        2.75      1.26      3.04         1.202
---------------------------------------------------------------------------------------------------------------------
      Distributions
      Dividends from net investment income                       (.07)       (.13)     (.15)     (.20)        (.052)
      Distributions from net realized gain                      (1.76)       (.95)    (1.39)    (1.03)             -
      Total distributions                                       (1.83)      (1.08)    (1.54)    (1.23)        (.052)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $15.37      $16.23    $14.56    $14.84       $13.03
---------------------------------------------------------------------------------------------------------------------
Total Return(a)                                                  6.18%(d)   19.87%     9.41%    24.78%       10.15%(d)
=====================================================================================================================
      Ratios to Average Net Assets:
      Expenses(b)                                                 .72%(d)    1.43%     1.38%     1.42%         .34%(d)
      Net investment income                                    .51%(d)        .66%      .87%     1.19%         .27%(d)
=====================================================================================================================


                                                                                                      Class C Shares
----------------------------------------------------------------------------------------------------------------------

                                                           Six Months                        Year Ended     8/1/1996(c)
                                                                Ended                       October 31,             to
Per Share Operating Performance:                            4/30/2000         1999      1998      1997      10/31/1996
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $16.23       $14.56     $14.84    $13.02      $11.88
----------------------------------------------------------------------------------------------------------------------
      Income from investment operations
      Net investment income                                       .08(e)       .10(e)     .14       .22         .062
      Net realized and unrealized gain on investments             .89         2.65       1.12      2.83        1.130
      Total from investment operations                            .97         2.75       1.26      3.05        1.192
----------------------------------------------------------------------------------------------------------------------
      Distributions
      Dividends from net investment income                       (.07)        (.13)      (.15)     (.20)       (.052)
      Distributions from net realized gain                      (1.76)        (.95)     (1.39)    (1.03)       -
      Total distributions                                       (1.83)       (1.08)     (1.54)    (1.23)       (.052)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $15.37       $16.23     $14.56    $14.84      $13.02
----------------------------------------------------------------------------------------------------------------------
Total Return(a)                                                  6.25%(d)    19.80%      9.41%    24.88%      10.07%(d)
======================================================================================================================
      Ratios to Average Net Assets:
      Expenses(b)                                                 .72%(d)     1.43%      1.40%     1.34%        .33%(d)
      Net investment income                                       .51%(d)      .66%       .85%     1.28%        .25%(d)
======================================================================================================================

      Financial Highlights

                                                                       Class P Shares                                Class Y Shares
------------------------------------------------------------------------------------------------------------------------------------

                                            Six Months      Year Ended   12/8/1997(c)        Six Months   Year Ended    3/27/1998(c)
Per Share Operating Performance:        Ended 4/30/2000     10/31/1999  to 10/31/1998   Ended 4/30/2000   10/31/1999   to 10/31/1998
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $16.19         $14.53        $14.24            $16.25       $14.57      $15.44
-----------------------------------------------------------------------------------------------------------------------------------
      Income from investment operations
      Net investment income                         .11(e)         .19(e)        .18               .15(e)       .26(e)      .15
      Net realized and unrealized gain (loss)
      on investments                                .91           2.63           .27               .90         2.65        (.89)
      Total from investment operations             1.02           2.82           .45              1.05         2.91        (.74)
-----------------------------------------------------------------------------------------------------------------------------------
      Distributions
      Dividends from net investment income         (.11)          (.21)         (.16)             (.15)        (.28)       (.13)
      Distributions from net realized gain        (1.76)          (.95)            -             (1.76)        (.95)          -
      Total distributions                         (1.87)         (1.16)         (.16)            (1.91)       (1.23)       (.13)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $15.34         $16.19        $14.53            $15.39       $16.25      $14.57
-----------------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                    6.58%(d)      20.51%         3.21%(d)          6.74%(d)    21.15%      (4.77)%(d)
===================================================================================================================================
      Ratios to Average Net Assets:
      Expenses(b)                                   .46%(d)        .88%          .76%(d)           .23%(d)      .43%        .24%(d)
      Net investment income                         .74%(d)       1.22%         1.21%(d)          1.01%(d)     1.67%       1.03%(d)
===================================================================================================================================




                                                  Six Months                                                 Year Ended October 31,
Supplemental Data for All Classes:           Ended 4/30/2000          1999          1998          1997          1996          1995
------------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of period (000)            $10,566,454    $10,080,754    $8,520,603    $7,697,754    $6,100,665    $4,964,525
      Portfolio turnover rate                          34.09%         62.30%        56.49%        46.41%        47.06%        53.84%
====================================================================================================================================

(a) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(b) The ratios for 1997, 1998, 1999 and 2000 include expenses paid through an expense offset arrangement.

(c)  Commencement of offering respective class shares.

(d)  Not annualized.

(e) Calculated using average shares outstanding during the period.

See Notes to Financial Statements.

Notes to Financial Statements

1. Significant Accounting Policies

Lord Abbett Affiliated Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies consistently followed by the
Company:

(a) Security valuation is determined as follows: Portfolio securities listed or admitted to trading privileges on any national securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded, or, if there is no sale, at the mean between the last bid and asked prices on such exchange, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Company's officers, that market more accurately reflects the market value of the bonds. Securities traded only in the over-the-counter market are valued at the mean between the last bid and asked prices, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such secur ities.
Short-term securities are valued at amortized cost (which approximates market value) if the maturity is 60 days or less at the time of purchase, or market value if the maturity is greater than 60 days. Securities for which market quotations are not available are valued at fair value under procedures approved by the Board of Directors.

(b) It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to dis tribute all of its taxable income. Therefore, no federal income tax provision is required.

(c) Security transactions are accounted for on the date that the securities are purchased or sold (trade date). Realized gains and losses from investment transactions are calculated on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Net investment income (other than distribution and service fees) and realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.


2. Management Fee and Other Transactions with Affiliates

The Company has a management agreement with Lord, Abbett &Co. ("Lord Abbett") pursuant to which Lord Abbett supplies the Company with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research, statistical work and the supervision of the Company's investment portfolio. The management fee is based on average daily net assets at the following annual rates: 1/2 of 1% on the first $200 million; 2/5 of 1% on the next $300 million; 3/8 of 1% on the next $200 million; 7/20 of 1% on the next $200 million and 3/10 of 1% on the excess over $900 million. At April 30, 2000, the Company had a management fee payable in the amount of $2,539,412.

The Company has Rule 12b-1 plans and agreements (the "Class A, Class B, Class C and Class P Plans") with Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The Company makes payments to Distributor which uses or passes on such payments to authorized institutions. Pursuant to the Class A Plan, the Company pays Distributor (1) an annual service fee of 0.15% of the average daily net asset value of shares sold prior to June 1, 1990 and 0.25% of the average daily net asset value of shares sold on or after that date, (2) a one-time distribution fee of up to 1% on certain qualifying purchases and (3) an annual distribution fee of 0.10% of the average daily net asset value of the of Class A shares. Pursuant to the Class B Plan, the Company pays Distri butor an annual service and distribution fee of 0.25% and 0.75%, respectively, of the average daily net asset value of the Class B shares. Pursuant to the Class C Plan, the Company pays Distributor (1) a service fee and a distribution fee, at the time such shares are sold, not to exceed 0.25% and 0.75%, respectively, of the net asset value of such shares sold and (2) at each quarter-end after the first anniversary of the sale of such shares, a service fee and a distribution fee at an annual rate not to exceed 0.25% and 0.75%, respectively, of the average annual net asset value of such shares outstanding. Pursuant to the Class P Plan, the Company pays Distributor an annual service and distribution fee of 0.20% and 0.25%, respectively, of the average daily net asset value of the Class P shares. Class Y does not have a Plan. At April 30, 2000, the Company had 12b-1 fees payable in the amount of $6,172,560.

The Company along with certain other funds managed by Lord Abbett (the "Underlying Funds") has entered into a Servicing Arrangement with the Balanced Series of Lord Abbett Investment Trust pursuant to which the Underlying Funds will pay a portion of the expenses of the Balanced Series in proportion to the average daily value of shares owned by the Balanced Series. Other expenses include approximately $101,000 accrued pursuant to this Servicing Arrangement.

Distributor received $1,332,318 representing payment of commissions on sales of Class A shares after deducting $7,650,368 allowed to authorized distributors as concessions. Certain of the Company's officers and directors have an interest in Lord Abbett.


3. Distributions

Dividends from net investment income are declared quarterly. Net realized gain from investment transactions is distributed to shareholders annually. Accumulated undistributed net realized gain as of April 30, 2000 for financial reporting purposes aggregated $1,015,362,727.

Income and capital gains distributions are determined in accordance with income tax regulations which may differ from methods used to determine the corresponding income and capital gain amounts in accordance with generally accepted accounting principles.

Dividends from net investment income declared on May 17, 2000 and payable on May 25, 2000 to shareholders of record as of May 17, 2000 were as follows:


                                              Rate Per              Aggregate
                                                 Share                 Amount
--------------------------------------------------------------------------------
Class A                                          $.060            $37,653,291
Class B                                          $.034            $ 1,362,559
Class C                                          $.034             $  581,239
Class P                                          $.056             $   14,314
Class Y                                          $.074             $  256,313
--------------------------------------------------------------------------------

4. Capital

The Company has authorized 1.5 billion shares of $.001 par value capital stock designated as follows: 1.15 billion shares Class A, 100 million shares Class B, 100 million shares Class C, 75 million shares Class P and 75 million shares Class Y. Paid in capital amounted to $7,207,232,791 as of April 30, 2000. Transactions in shares of capital stock were as follows:

Notes to Financial Statements


                             Six Months Ended                      Year Ended
                                April 30, 2000               October 31, 1999
--------------------------------------------------------------------------------
Class A                 Shares          Amount         Shares          Amount
--------------------------------------------------------------------------------
Sales of shares     22,797,075  $  340,731,827     39,694,036  $  618,554,913
Shares issued in
connection with
acquisition of
Real Silk            8,900,457     131,459,455              -               -

Shares issued to
shareholders in
reinvestment of
dividends and
distributions       60,365,771     910,018,806     37,601,360     541,579,692

Total               92,063,303   1,382,210,088     77,295,396   1,160,134,605
--------------------------------------------------------------------------------
Shares reacquired   (38,237,868)  (569,585,282)   (56,461,608)   (876,717,900)
Increase            53,825,435  $  812,624,806     20,833,788  $  283,416,705
--------------------------------------------------------------------------------

                              Six Months Ended                     Year Ended
                                 April 30, 2000              October 31, 1999
--------------------------------------------------------------------------------
Class B                  Shares          Amount         Shares         Amount
--------------------------------------------------------------------------------
Sales of shares       7,206,879    $107,866,294     12,120,448   $189,940,250
Shares issued to
shareholders in
reinvestment of
dividends and
distributions         3,782,599      57,155,660      1,605,000     23,100,835

Total                10,989,478     165,021,954     13,725,448    213,041,085
--------------------------------------------------------------------------------
Shares reacquired    (3,785,521)    (56,039,097)    (3,055,952)   (47,511,701)
Increase              7,203,957    $108,982,857     10,669,496   $165,529,384
--------------------------------------------------------------------------------

                              Six Months Ended                     Year Ended
                                 April 30, 2000              October 31, 1999
--------------------------------------------------------------------------------
Class C                  Shares          Amount         Shares         Amount
--------------------------------------------------------------------------------
Sales of shares       4,889,334    $ 73,021,900      5,202,798    $81,918,057
Shares issued to
shareholders in
reinvestment of
dividends and
distributions         1,434,005      21,667,232        607,399      8,739,598

Total                 6,323,339      94,689,132      5,810,197     90,657,655
--------------------------------------------------------------------------------
Shares reacquired    (1,754,029)    (26,057,075)    (1,914,461)   (29,737,368)
Increase              4,569,310    $ 68,632,057      3,895,736    $60,920,287
--------------------------------------------------------------------------------

                              Six Months Ended                    Year Ended
                                 April 30, 2000              October 31, 1999
--------------------------------------------------------------------------------
Class P                  Shares          Amount         Shares         Amount
--------------------------------------------------------------------------------
Sales of shares         139,896      $2,089,749         27,936      $ 430,275
Shares issued to
shareholders in
reinvestment of
dividends and
distributions            15,800         237,840         10,124        145,672

Total                   155,696       2,327,589         38,060        575,947
--------------------------------------------------------------------------------
Shares reacquired       (33,474)       (496,920)       (36,342)      (578,481)
Increase (Decrease)     122,222      $1,830,669          1,718       $ (2,534)
--------------------------------------------------------------------------------

                               Six Months Ended                   Year Ended
                                 April 30, 2000              October 31, 1999
--------------------------------------------------------------------------------
Class Y                  Shares          Amount         Shares         Amount
--------------------------------------------------------------------------------
Sales of shares         197,505     $ 2,956,055      1,351,162   $ 20,978,535
Shares issued to
shareholders in
reinvestment of
dividends and
distributions           383,933       5,793,144        200,651      2,915,584

Total                   581,438       8,749,199      1,551,813     23,894,119
--------------------------------------------------------------------------------
Shares reacquired      (111,768)     (1,701,630)      (706,301)   (10,984,495)
Increase                469,670     $ 7,047,569        845,512   $ 12,909,624
--------------------------------------------------------------------------------


5. Portfolio Securities

The Company may lend its securities to member banks of the Federal Reserve System and to registered broker-dealers approved by the Company. The loans are collateralized at all times by cash and/or U.S. Treasury secu rities in an amount at least equal to the market value of the securities loaned.

As of April 30, 2000, the value of securities loaned was $893,017,729. These loans were collateralized by cash of $929,494,831. Income from securities lending of $719,383 is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Purchases and sales of investment securities (other than short-term securities) aggregated $3,347,611,449 and $3,608,683,097, respectively. As of April 30, 2000, unrealized appreciation based on cost for federal income tax purposes aggregated $2,323,921,497, of which $2,528,422,891 related to appreciated securities and $204,501,394 related to depreciated securities. The cost of investments for federal income tax purposes is substantially the same as that used for financial reporting purposes.


6. Directors` Remuneration
The Directors of theCompany associated with Lord Abbett and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees and retirement costs are allocated among all funds in the Lord Abbett group based on the net assets of each fund. Directors' fees payable at April 30, 2000, under a deferred compensation plan, were $2,978,448.


7. Expense Reduction

The Company has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Company's expenses.


8. Line of Credit

The Company, along with certain other funds managed by Lord Abbett, has a $200,000,000 unsecured revolving credit facility ("Facility"), from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility was at an annual rate of 0.06% during the year ended October 31, 1999. Effective December 17, 1999, this fee was increased to 0.09% per annum. There were no loans outstanding pursuant to this Facility as of April 30, 2000, nor was the Facility utilized at any time during the period.

9. Acquisition of Real Silk Investments, Inc.

On December 15, 1999, the Company acquired all the net assets of Real Silk Investments, Inc. ("Real Silk") pursuant to a plan of merger. The merger was accomplished by a tax-free exchange of 8,900,457 Class A shares of the Company valued at $131,459,455 (including $96,203,567 of unrealized appreciation) for 164,683 shares of Real Silk.

Independent Auditors' Report

The Board of Directors and Shareholders,
Lord Abbett  Affiliated Fund, Inc.:

We have audited the accompanying statement of net assets of Lord Abbett Affiliated Fund, Inc. ("Company") as of April 30, 2000, the related statements of operations and of changes in net assets and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at April 30, 2000 by cor res pondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Lord Abbett Affiliated Fund, Inc. at April 30, 2000, the results of its operations, the changes in its net assets and its financial highlights for the respective periods, presented in conformity with accounting principles generally accepted in the United States of America.



[GRAPHIC OMITTED]
New York, New York
June 2, 2000


Our Management

Board of Directors
Robert S. Dow
E. Thayer Bigelow*
William H.T. Bush*+
Robert B. Calhoun, Jr.*+
Stewart S. Dixon*+
John C. Jansing*+
C. Alan MacDonald*
Hansel B. Millican, Jr.*
Thomas J. Neff*
* Outside Director
+ Audit Committee

Officers
Robert S. Dow, Chairman and President
W. Thomas Hudson, Jr., Executive Vice
President and Investment Manager
Robert G. Morris, Executive Vice President
Eli M. Salzmann, Executive Vice President
Paul A. Hilstad, Vice President
and Secretary
Daniel E. Carper, Vice President
Lawrence H. Kaplan, Vice President
and Assistant Secretary
A. Edward Oberhaus III, Vice President
Joan A. Binstock, Vice President
Tracie E. Richter, Vice President
Donna McManus, Treasurer
Lydia Guzman, Assistant Secretary
Robert M. Hickey, Assistant Secretary

Investment Manager and
Underwriter
Lord, Abbett & Co. and
Lord Abbett Distributor LLC

90 Hudson Street
Jersey City, NJ 07302-3973
800-201-6984

Custodian
The Bank of New York
New York, NY

Transfer Agent
United Missouri Bank of
Kansas City, N.A.

Shareholder Servicing Agent
DST Systems, Inc.
P.O. Box 419100
Kansas City, MO 64141
800-821-5129

Auditors
Deloitte & Touche LLP
New York, NY

Counsel
Wilmer, Cutler & Pickering
Washington, DC

Investment Manager and
Underwriter
Lord, Abbett & Co. and
Lord Abbett Distributor LLC

The General Motors Building
767 Fifth Avenue
New York, NY 10153-0203
212-848-1800

Custodian
The Bank of New York
New York, NY

Transfer Agent
United Missouri Bank of
Kansas City, N.A.

Shareholder Servicing Agent
DST Systems, Inc.
P.O. Box 419100
Kansas City, MO 64141
800-821-5129

Auditors
Deloitte & Touche LLP
New York, NY

Counsel
Debevoise & Plimpton
New York, NY


Copyright(C)2000 by Lord Abbett Affiliated Fund, Inc., 90 Hudson Street, Jersey City, NJ 07302-3973

This publication, when not used for the general information of shareholders of Lord Abbett Affiliated Fund, Inc., is to be distributed only if preceded or accompanied by a current prospectus which includes information concerning the Fund's investment objective and policies, sales charges and other matters. There is no guarantee that the forecasts contained within this publication will come to pass.

All rights reserved.  Printed in the U.S.A.

Lord, Abbett & Co.

Investment
Team Leader
Profile

[PHOTO OMITTED]
W. Thomas Hudson, Jr.
Partner and Investment Team Leader
Lord Abbett Affiliated Fund

W. Thomas Hudson, Jr., Partner and Investment Team Leader of Lord Abbett Affiliated Fund, joined the Firm in 1982, and has over 32 years of professional experience in the financial services industry. During his tenure with Lord Abbett, Mr. Hudson has served as Director of Research, Portfolio Manager of the COVA Variable Annuity Growth and Income Portfolio and Portfolio Manager of the American Skandia Lord Abbett Growth and Income Portfolio.

Mr. Hudson holds a BS in Finance
and Accounting from St. Mary`s College
in California.

About Your Fund's
Board of
Directors


The Securities and Exchange Commission (SEC) views the role of the independent Board of Directors as one of the most important components in overseeing a mutual fund. The Board of Directors watches over your Fund's general operations and represents your interests. Board members review and approve every contract between your Fund and Lord, Abbett & Co. (the Fund's investment manager) and Lord Abbett Distributor LLC (the Fund's underwriter). They meet regularly to review a wide variety of information and issues regard ing your Fund. Every member of the Board possesses extensive business experience. Lord Abbett Affiliated's shareholders are indeed fortunate to have a group of independent directors with diverse backgrounds to provide a variety of viewpoints in the oversight of their Fund. Below, we feature one of our independent directors, E. Thayer Bigelow, Jr.

[PHOTO]
E. Thayer Bigelow, Jr.
Director Lord Abbett Affiliated Fund

Mr. Bigelow is a graduate of Trinity College and earned his MBA at the University of Virginia's Darden Business School. He is currently Senior Advisor at Time Warner Inc. Prior to that, he was acting CEO of Courtroom Television Network, and previously served for five years as President and CEO of Time Warner Cable Programming, Inc.

Mr. Bigelow serves as a member of the Board of Trustees for the Cate School. He is also a member of the Board of Directors of Crane Co. He has been an independent director for all of Lord Abbett's Family of Funds since 1994.

                           Investing in the
         Lord Abbett
                       Family of Funds


 GROWTH
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    INCOME
---------------------------------------------------------------------------------------------------------------------------
 Aggressive       Growth Funds      Growth &         Balanced Fund  Income Funds         Tax-Free        Money
 Growth Fund                        Income Funds                                         Income Funds    Market Fund

 Growth           Large-Cap         Research Fund -  Balanced       World Bond-           National       U. S. Government
 Opportunities    Growth Fund       Large-Cap        Series**       Debenture Series      California     Securities Money
 Fund             Research Fund-    Series                          Global Fund -         Connecticut    Market Fund +++
                  Small-Cap Value   Growth &                        Income Series         Florida
                  Series            Income Series                   High Yield Fund       Georgia
                  Alpha Series*     Affiliated Fund                 Bond-Debenture        Hawaii
 Developing       International                                     Fund                  Michigan
 Growth Fund      Series                                            Limited Duration      Minnesota
 Lord Abbett      Mid-Cap                                           U. S. Government      Missouri
 Developing       Value Fund                                        Securities Series+    New Jersey
 Growth Fund      Global Fund-                                      U. S. Government)     New York
 is closed to     Equity Series                                     Securities Series+    Pennsylvania
 new investors                                                                            Texas
                                                                                          Washington



Finding the right mutual fund can be confusing. At Lord, Abbett & Co., we believe your investment professional provides value in helping you identify and under stand your investment objectives and, ultimately, offering fund recom mendations suitable for your individual needs.

This publication, when used as sales literature, is to be distributed only if preceded or accompanied by a current prospectus for the fund(s) covered by this report.

For more complete information about any Lord Abbett fund, in cluding risks, charges and ongoing expenses, call your investment professional or Lord Abbett Distributor LLC at 800-874-3733 for a prospectus. Read it carefully before investing.

The Lord Abbett Family of Funds lets you access more than 30 portfolios designed to meet a variety of investment needs.

Diversification. You and your investment professional can diversify your investments between equity and income funds.

Flexibility. As your investment goals change, your investment professional can help you reallocate your portfolio.


You may reallocate assets among our funds at any time. Speak with your investment professional to help you customize your investment plan.

Numbers to Keep Handy
For Shareholder Account or Statement Inquiries: 800-821-5129
For Literature Only: 800-874-3733
24-Hour Automated Shareholder
Service Line: 800-865-7582
Visit Our Web Site:
www.lordabbett.com

** Lord Abbett Securities Trust - Alpha Series is a fund of funds investing in shares of Lord Abbett Developing Growth Fund, Lord Abbett Research Fund - Small-Cap Value Series and Lord Abbett Securities Trust - International Series.

** Lord Abbett Balanced Series is a fund of funds investing in shares of certain other Lord Abbett funds.

+ An investment in this Fund is neither insured nor guaranteed by the U.S. Government.

++ An investment in this Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. This Fund is managed to maintain and has maintained its stable $1.00 price per share.


[LOGO]

Lord Abbett mutual fund shares are distributed by:
LORD ABBETT DISTRIBUTOR LLC
90 Hudson Street o Jersey City, New Jersey 07302-3973

LAA-3-400
(6/00)